Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 8 – Commitments and Contingencies

1.	As of December 31, 2025, the Company recorded a pledge on its short-term deposit in favor of its bank in the amount of approximately $124 thousand to secure the Company’s commitments to the bank.

2.	The Company enters into contracts in the ordinary course of business with contract research organizations for clinical trials and clinical supply manufacturing and with vendors for non-clinical research studies and other services and products for operating purposes, which generally provide for termination upon 30 to 90 days’ notice or less, and therefore are cancelable contracts and not considered as commitment or purchase obligations.

3.	On June 28, 2021, the Company entered into a license agreement with Yissum Research Development Company of the Hebrew University of Jerusalem (“Yissum”) pursuant to which Yissum granted to the Company a worldwide, exclusive and irrevocable license to develop and commercialize Amilo-5Mer. Under the license agreement, the Company is responsible for carrying out the development and commercialization of Amilo-5Mer and the prosecution and maintenance of the licensed patents under the license agreement. In consideration for the grant of the license, the Company paid Yissum an upfront license fee of $100 thousand which was included in research and development expenses for the period ended December 31, 2021. In addition, the Company may be required to make payments of up to $950 thousand upon meeting certain regulatory milestones and may be entitled to pay single digit royalties on any future net sales and a share of any sublicense fees. The Company is not currently pursuing the development of Amilo-5MER.

GALMED PHARMACEUTICALS LTD.

Notes to Consolidated Financial Statements